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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): NOVEMBER 23, 1998


                             TREGA BIOSCIENCES, INC.
               (Exact Name of Registrant as Specified in Charter)

   DELAWARE                        0-27972                       51-0336233
(State or Other                  (Commission                   (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)

 9880 CAMPUS POINT DRIVE, SAN DIEGO, CA                               92121
(Address of Principal Executive Offices)                           (Zip Code)

                                 (619) 410-6500
              (Registrant's telephone number, including area code)


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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

        On November 12, 1998, Trega Biosciences, Inc., a Delaware corporation ("Trega"), TBNC Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Trega ("Acquisition Corporation"), NaviCyte, Inc., a Delaware corporation ("NaviCyte"), George M. Grass, Ph.D. and Patrick J. Sinko, Ph.D. entered into an Agreement and Plan of Reorganization (the "Merger Agreement") providing for the merger of Acquisition Corporation with and into NaviCyte (the "Merger"), with NaviCyte being the surviving corporation. On November 23, 1998, the Merger was consummated with the filing of a Certificate of Merger in Delaware.

        NaviCyte specializes in drug selection through an in-vitro screening capability and PK- Informatics tools. NaviCyte's technologies range from cell-based, high throughput screening tools to computational pharmacokinetic modeling and simulation tools designed to provide intelligence. NaviCyte will operate as a wholly-owned subsidiary of Trega and is expected to relocate its operations from Sparks, Nevada, to Trega's facility in San Diego.

        Pursuant to the terms of the Merger Agreement, Trega has acquired all of the outstanding shares of NaviCyte capital stock. As a result of the Merger, the following has taken place: (i) holders of NaviCyte capital stock prior to the Merger have received, in the aggregate: (a) $210,000 in cash and (b) 1,428,231 shares of the common stock, par value $.001 per share, of Trega ("Trega Common Stock"); and (ii) holders of options to acquire NaviCyte capital stock prior to the Merger have received, in the aggregate, options to acquire 1,071,756 shares of Trega Common Stock (which amount is not subject to vesting). The amount of cash paid and the number of shares of Trega Common Stock issued as a result of the Merger was determined by negotiation between Trega and NaviCyte.

        The acquisition will be accounted for using the purchase method of accounting. The source of proceeds for the cash portion of the Merger consideration is Trega's cash on hand.

        Upon the effectiveness of the Merger, George M. Grass, Ph.D. remained as the President and Chief Executive Officer of NaviCyte and Debra K. Liebert became the Treasurer, Chief Financial Officer and Secretary of NaviCyte. Dr. Grass and Patrick J. Sinko, Ph.D., in connection with the Merger, have signed employment agreements with NaviCyte. Ms. Liebert had previously served as and remains an employee of Trega. Dr. Grass and Ms. Liebert also join Lawrence D. Muscheck, Ph.D., as directors of NaviCyte. Dr. Muscheck is presently a director and an executive officer of Trega.

        Drs. Grass and Sinko and Ms. Liebert, as well as full-time NaviCyte employees, are (to the extent not treated by continuation of NaviCyte benefit plans) eligible to participate in Trega employee benefit plans, including Trega's stock option plan. It is Trega's general policy to offer stock options to new employees.


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        The foregoing description of the transactions involving Trega and
NaviCyte and the various agreements entered into in connection therewith is qualified in its entirety by reference to the Merger Agreement and the employment agreement of Dr. Grass, copies of which are filed as exhibits to this Form 8-K and incorporated herein by this reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        A.     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        Currently, it is impracticable for Trega to file herewith the financial statements of NaviCyte for the periods specified in Rule 3-05(b) of Regulation S-X in connection with the Merger. Trega will file the required financial statements as an amendment to this Form 8-K as soon as practicable in compliance with applicable requirements.

        B.     PRO FORMA FINANCIAL INFORMATION.

        Currently, it is impracticable for Trega to file herewith the pro forma financial information which is required pursuant to Article 11 of Regulation S-X in connection with the Merger. Trega will file the required pro forma financial information as an amendment to this Form 8-K as soon as practicable in compliance with applicable requirements.

        C.     EXHIBITS.

        2.1 Agreement and Plan of Reorganization dated as of November 12, 1998 by and among Trega, NaviCyte, TBNC Acquisition Corporation, George M. Grass, Ph.D. and Patrick J. Sinko, Ph.D.

        3.1(1)   Restated Certificate of Incorporation of the Registrant.

        3.2(2) Certificate of Ownership and Merger (amending Section 1 of the Restated Certificate of Incorporation).

        3.3(3)   Amended and Restated Bylaws of the Registrant.

        4.1      Reference is made to Exhibits 3.1, 3.2 and 3.3.

        99.1 Employment Agreement dated November 10, 1998 between NaviCyte, Inc. and George M. Grass, Ph.D.

        ----------------


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        (1)        Incorporated by reference from Trega's Registration Statement on Form S-1 (File No. 333-1376) which was declared effective on March 29, 1996 (to the Exhibit of the same number in such Registration Statement).

        (2) Incorporated by reference from Trega's Current Report on Form 8-K dated May 1, 1997 (Exhibit 1).

        (3) Incorporated by reference from Trega's Annual Report on Form 10-K for the year ended December 31, 1996 (Exhibit 3.4).


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: December 7, 1998


                                             TREGA BIOSCIENCES, INC.

                                             By   /s/  Robert S. Whitehead
                                                  ------------------------------
                                             Robert S. Whitehead
                                             President, Chief Executive Officer
                                             and Acting Chief Financial Officer


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                                  Exhibit Index

Exhibit
Number                             Description
-------                            -----------

2.1 Agreement and Plan of Reorganization dated as of November 12, 1998 by and among Trega, NaviCyte, TBNC Acquisition Corporation, George M. Grass, Ph.D. and Patrick J. Sinko, Ph.D.

3.1(1)  Restated Certificate of Incorporation of the Registrant.

3.2(2) Certificate of Ownership and Merger (amending Section 1 of the Restated Certificate of Incorporation).

3.3(3)  Amended and Restated Bylaws of the Registrant.

4.1     Reference is made to Exhibits 3.1, 3.2 and 3.3.

99.1 Employment Agreement dated November 10, 1998 between NaviCyte, Inc. and George M. Grass, Ph.D.

        ----------------

(1) Incorporated by reference from Trega's Registration Statement on Form S-1 (File No. 333-1376) which was declared effective on March 29, 1996 (to the Exhibit of the same number in such Registration Statement).

(2) Incorporated by reference from Trega's Current Report on Form 8-K dated May 1, 1997 (Exhibit 1).

(3) Incorporated by reference from Trega's Annual Report on Form 10-K for the year ended December 31, 1996 (Exhibit 3.4).